EXHIBIT 10.27

                                    RIDER A

                        Provisions Of General Application

     Article A-1. Definitions

     The following terms placed within quotations are used throughout this Lease with the respective definitions set forth below:

     A-1.01 (a) "Base Tax Liability" shall mean the Taxes set forth below for the respective calendar and/or fiscal year(s), if any, specified:

     Taxes Calendar or Fiscal Year

     County and Town Taxes: 2001 School Taxes: 2000/2001

     (b) "Base Escalation Year" shall mean 2001.

     A-1.02 "Building" shall mean any building of which the Premises are a part or which is included in its entirety in the Premises.

     A-1.03 "Daily Late Charge" shall mean the daily sum of $25.00 and increased annually at the same percentage increase as Minimum Rent shall increase.

     A-1.04 "Fixed Rent", "Minimum Rent", or "Fixed Minimum Rent" shall mean the annual rent specified in the preamble to this Lease, as increased in accordance with Article B-1.

     A-1.05 "Landlord", "Owner" and "Lessor" are used interchangeably in this Lease and shall all have the meaning given "Owner" in the printed form portion of this Lease.

     A-1.06  "Monthly   Maintenance  Amount"  shall  mean  the  monthly  sum  of
$4,927.72, or such increased amount which shall result from any recomputation thereof under Section C-1.03.

     A-1.07 (a) "Minimum Insurance Coverage" shall mean the limits designated below for the corresponding types of insurance:

     Insurance Limit - (All limits specified herein are subject to change by Landlord if the underlying limit of Landlord's blanket policy shall increase.)

     Public  Liability   $2,000,000.00   annual  aggregate,   $1,000,000.00  per
occurrence, written on an industry standard form.

     Contents Full Replacement Value Coverage

     (b) "Monthly Insurance Payment" shall mean the monthly sum of $402.44, or such increased amount which shall result from any recomputation thereof under Section A-5.02.

     A-1.08 "Monthly Tax Payment" shall mean the monthly sum of $10,481.46, or such increased amount which shall result from any recomputation thereof under Section A-4.02.

     A-1.09 "Monthly Water Charge" shall mean the monthly sum of $10.00, or such increased amount which shall result from any recomputation thereof under Section C-2.02.

         A-1.10 "Premises" and "Demised Premises" are used interchangeably in this Lease and mean the property leased to Tenant as described in the preamble to this Lease.

     A-1.11 "Property" shall mean the entire real estate of which the Premises are a part, including, without limitation, all land, buildings, parking facilities (existing or hereafter acquired, whether or not the same are contiguous to the Building) and the Premises.

     A- 1.12(a) Tenant designates the following individual(s) as the person(s) to whom all notices, communications and correspondence pertaining to this Lease should be directed:

         Name and Title        Business Address           Business Telephone
         --------------        ----------------           ------------------
 Stephen Davies, President     26 Harbor Park Drive       516-484-4400
                               Port Washington, NY 11050

     Landlord, at its option, may direct any notice to Tenant under this Lease to the Premises, or, if the preamble to this Lease refers to another office of Tenant, to such office. If more than one individual is enumerated above, Landlord's service of notice upon any one or more of them shall satisfy Landlord's notice obligations under this Lease.

     A-1.13 "Rent" shall mean all amounts payable by Tenant under this Lease, including, without limitation, all Minimum Rent, real estate tax payments, insurance payments and utility, maintenance and late charges.

     A-1.14 "Lease Commencement Date" shall be January 1, 2001.

     A-1.15 Intentionally Omitted.

     A-1.16 "Term" is the period from the Lease Commencement Date to midnight on the last day of the 10th Lease Year (such date being hereinafter referred to as the "Expiration Date"), or such earlier date upon which the Term of this Lease shall expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.

     A-1.17 "Rentable Square Footage" shall mean approximately 31,357 square feet and is subject to adjustment by Landlord.

     A-1.18 "Tenant's Pro-rata Share" shall be Fifty-two and Twenty-six Hundredths percent (52.26%). In the event Landlord shall increase the size of the Building or in the event Tenant shall lease additional space in the Building, Tenant's Pro-rata Share shall be adjusted to reflect the new ratio which the size of the Demised Premises bears to the size of the Building.

     A- 1.19 "Taxes" shall mean any and all taxes, assessments, sewer and water rents, rates and charges, license fees, impositions, liens, fees, interest, penalties and all other municipal and governmental charges of any nature whatsoever (except only inheritance and estate taxes and income taxes not herein expressly agreed to be paid by Tenant), whether general or special, ordinary or extraordinary, foreseen or unforeseen, which may presently or in the future become due or payable or which may be levied, assessed or imposed by any taxing authority on or with respect to all or any part of the Property, or upon the estate or interest of Landlord in the Property or any part thereof, including, without limitation, all taxes and assessments for improving any streets, alleys, sidewalks, sidewalk vaults and alley vaults, if any.

     A-1.20 "Tenant" and "Lessee" are used interchangeably in this Lease and shall be deemed to mean the person or entity described in the preamble to this Lease as having leased the Premises from Landlord, and any permitted successor to Tenant's interest hereunder.

     A-1.21 Tenant's federal taxpayer identification number is 11-2841799.

     Article A-2. Rent

     A-2.01   Tenant's   obligation  to  pay  Rent  shall  begin  on  the  Lease
Commencement Date. Tenant acknowledges delivery of possession by its acceptance of keys from Landlord.

     Landlord  may apply any  payment by Tenant of Rent  hereunder  against  any item(s), or portion(s) thereof, of Rent then remaining unpaid and any designation by Tenant as to the application of amounts paid by Tenant under this Lease shall not bind Landlord in any manner whatsoever.

     A-2.02 If Tenant shall fail to pay Rent, in whole or in part, on or before the fifth day of any month during which the same shall become due, Tenant shall pay Landlord Daily Late Charges computed by multiplying the Daily Late Charge by the number of days from the first day of such month through the date on which Tenant pays such Rent in full. Tenant shall become liable for the payment of separate Daily Late Charges for each amount of Rent which remains unpaid. All Daily Late Charges shall be deemed Rent and shall be payable by Tenant as they accrue, and Landlord shall have all rights with respect to the non-payment of Daily Late Charges as Landlord has with respect to the non-payment of all other Rent due hereunder. Landlord's demand for and collection of Daily Late Charges shall not be deemed a waiver of any remedies that Landlord may have under this Lease by summary proceedings or otherwise. Rent shall be deemed received (a) when delivered to Landlord, if Tenant's representative shall personally deliver the same to Landlord's office, or (b) on the date of the official U. S. Postal Service postmark stamped on the envelope in which the Rent is enclosed, if Tenant shall mail the same to Landlord.

     A-2.03 If Tenant shall fail to vacate and surrender the Premises on the Expiration Date, Tenant, at Landlord's option, shall be deemed a month-to-month tenant and shall pay Landlord monthly rent at a rate equal to 300% of the Rent payable during the last month of the Term, subject to all of the other terms of this Lease insofar as they apply to a month-to-month tenancy. The application of this Section shall under no circumstances be deemed to establish a month-to-month or other form of tenancy in favor of Tenant.

     A-2.04 If Landlord shall institute summary proceedings for the non-payment of Rent, Tenant shall pay Landlord's attorneys' fee in an amount equal to ten percent of the amount of unpaid Rent but not less than $750.00. Such fee shall be deemed Rent and Landlord, at its option, may include such amount in said proceedings as an unpaid item.

     A-2.05 Landlord' s acceptance of Rent from any person or entity other than Tenant shall not be deemed to establish a tenancy of any nature with such party unless Landlord shall so elect in writing, nor shall the same relieve Tenant from any of its obligations under this Lease.

     Article A-3. Tenant's Failure to Surrender

     A-3.01 Tenant agrees to indemnify and hold harmless Landlord and Landlord's principals, directors, officers, agents and employees from and against any loss, cost, liability and expense of any nature whatsoever, including reasonable attorneys' fees and disbursements, which may arise in connection with Tenant's failure to surrender the Premises upon the expiration of the Term, including any claims by any succeeding tenant.

     Article A-4. Real Estate Taxes and Assessments

     A-4.01 If in any year during the Term any Taxes shall exceed the Base Tax Liability, Tenant shall pay as Rent in accordance with Section A-4.02 tenant's Pro-rata Share of the excess. If the Base Tax Liability for any Taxes shall at any time be reduced as a result of appropriate proceedings or otherwise, Landlord shall give Tenant notice of the amount by which any tax payments previously made by Tenant were less than the tax payments required to be made under this Article, and Tenant shall pay the amount of the deficiency within ten days after Landlord's bill therefor.

     A-4.02 Tenant shall pay on the first day of each and every month during the first year of the Term, in advance, the Monthly Tax Payment. If at the end of the first lease year of the Term the total tax payments made by Tenant shall be less than the actual Taxes payable hereunder by Tenant for said year, Tenant shall pay the deficiency to Landlord upon demand. If such payments shall exceed the actual Taxes payable hereunder by Tenant for said year, the excess shall be credited toward the Monthly Tax Payment next coming due. At the end of the first lease year of the Term, Landlord shall recompute the Monthly Tax Payment required to be made by Tenant during the second lease year of the term, said payments to be one-twelfth (1/12) of the total amount of the Taxes Tenant was required to pay during the first lease year of the Term.

     A like procedure shall be followed for such succeeding lease year. Notwithstanding the foregoing, if at any time during any lease year Landlord shall determine that the Monthly Tax Payment will be insufficient to pay the Taxes as they come due, Landlord may, at its election, require Tenant to pay the amount of the deficiency in one payment or increase the Monthly Tax Payment. Monthly Tax Payments under this Section shall be apportioned at the commencement and expiration of the Term, if necessary.

     In lieu of Landlord requiring Tenant to pay Taxes in the manner hereinabove set forth, Landlord may elect to require Tenant to pay Landlord's Taxes within ten days after Landlord shall deliver to Tenant a demand therefor. Each such demand shall be accompanied by a copy of the appropriate tax bill.

     A-4.03 Landlord's failure to deliver to Tenant a statement showing Tenant's liability for additional Taxes for any year during the Term shall neither prejudice nor waive Landlord's right to deliver any such statement for any subsequent year, or to include in said statement an amount of Rent due from Tenant for any liability for additional Taxes during a previous year in which Landlord did not provide Tenant with any such statement. Tenant's obligation to pay Rent with respect to the last year of the Term shall survive the expiration of the Term.

     A-4.04 Tenant shall in all events pay the full amount of any increases in Taxes which may result from any improvements made by or on behalf of Tenant. Taxes shall be apportioned at the commencement and expiration of the Term.

     Article A-5. Insurance

     A-5.01 Tenant acknowledges that Landlord maintains a blanket "all-risk" property insurance policy ("Landlord's Policy") which covers substantially all buildings and improvements owned from time to time by Landlord and all Rent due under all lease agreements pertaining to such buildings and improvements. Landlord's Policy provides protection against all risks and hazards as may from time to time be insurable thereunder, including, without limitation, fire, vandalism, malicious mischief, sprinkler leakage, boilers and machinery and extended coverage type perils and public liability, personal and bodily injury and property damage. Landlord's Policy provides full replacement coverage, as the same may be determined from time to time.

     Tenant acknowledges that Landlord's Policy provides for a deductible in the event of an occurrence and submission of a claim. Tenant agrees that if any loss or damage to the Premises covered by Landlord's Policy shall occur, Tenant shall pay as Rent the lesser of (a) the repairs required to be made in the Premises or
(b) Tenant's allocable portion of the deductible, prorated among Tenant and such other tenants in the Building whose space was also affected by the occurrence in the same ratio as the rentable square footage of their respective premises bears to the total rentable square footage of all premises in the Building affected by such occurrence.

     Tenant acknowledges that Landlord's Policy is solely the property of Landlord, and that all rights and benefits thereunder shall accrue exclusively to Landlord or its designee. Further, Tenant agrees that it acquires no rights of any nature with respect to Landlord's Policy and the benefits and rights thereunder, whether by virtue of any theory of constructive trust, third party beneficiary, or otherwise.

     A-5.02 (a) Tenant shall pay on the first day of each and every month during the first year of the Term, in advance, the Monthly Insurance Payment. If at the end of the first lease year of the Term, the total of such insurance payments made by Tenant shall be less than the total actual amount of excess insurance premium payable by Tenant for said year, Tenant shall pay the deficiency to Landlord upon demand. If such payments shall exceed the total amount of excess insurance premiums paid by Tenant, such overpayment shall be credited toward the Monthly Insurance Payment next coming due. At the end of the first lease year of the Term, Landlord shall recompute the Monthly Insurance Payment required to be made by Tenant during the second lease year of the Term, said payments to be one-twelfth (1/12) of the excess amount of insurance premiums which Tenant was required to pay under Article A-1.07 during the first year of the Term.

     A like procedure shall be followed for each succeeding lease year. Notwithstanding the foregoing, if at any time during any lease year Landlord shall determine that the Monthly Insurance Payment will be insufficient to pay Tenant's share of the excess insurance premiums as they come due, Landlord may, at its election, require Tenant to pay the amount of the deficiency in one payment or increase the Monthly Insurance Payment. Insurance payments under this Section shall be apportioned at the commencement and expiration of the Term, if necessary.

     In lieu of Landlord requiring Tenant to pay its share of insurance premiums in the manner hereinabove set forth, Landlord may elect to require Tenant to pay Landlord the total actual amount of such excess insurance premiums within ten days after Landlord shall deliver to Tenant a demand therefor. Each such demand shall be accompanied by a copy of the appropriate premium bill.

     (b) Landlord's failure to deliver to Tenant a statement showing Tenant's liability for additional insurance premiums for any year during the Term shall neither prejudice nor waive Landlord's right to deliver any such statement for any subsequent year, or to include in said statement an amount of Rent due from Tenant for any liability for additional insurance premiums during a previous year in which Landlord did not provide Tenant with any such statement. Tenant's obligation to pay Rent under Section A5.02 with respect to the last year of the Term shall survive the expiration of the Term.

     A-5.03 Tenant shall obtain and maintain in full force and effect during the Term (a) Public Liability Insurance on an occurrence basis written on a Comprehensive General Liability Basis, including Premises /Operations, Independent Contractor's Liability, Products/Completed, Operations Liability, Water Damage Legal Liability, Sprinkler Leakage Legal Liability and a Broad Form Comprehensive General Liability Endorsement, covering occurrences in or about the Premises, with no deductible, (b) a Plate Glass Policy covering all plate glass in and about the Premises, if any and (c) insurance against loss of or damage to Tenant's property and fixtures on or about the Premises by fire and such other risks and hazards as are insurable under the latest available standard form of policy for "all-risk" property insurance, providing full replacement value coverage. All such insurance shall be written with limits not less than the Minimum Insurance Coverage or any increased limits Landlord may from time to time reasonably require. All policies shall be written as primary coverage, not contributing with, nor in excess of, coverage that Landlord may carry. All insurance maintained by Tenant under this Section shall name Landlord as a loss payee as respects the improvements and betterments of the Property and all insurance maintained by Tenant under clauses (a) and (b) of this Section shall protect Landlord and name Landlord as an additional named insured.

     A-5.04 ON OR BEFORE THE DATE TENANT IS GIVEN KEYS TO THE PREMISES, Tenant shall deliver to Landlord certificates for the insurance specified in Section A-5.03, together with proof of payment of the premium for the same; all certificates required to be delivered to Landlord under this Lease as provided above and thereafter from time to time for the insurance specified in clauses
(a) and (b) of Section A-5.03 shall name Landlord as an additional named insured, and shall state unequivocally that such policy shall not be cancelled or changed in any manner without sixty (60) days prior written notice to Landlord. Tenant shall renew or replace the same and shall deliver to Landlord certificates for all such renewals and replacements, at least thirty days before such policies, or any renewal or replacement policies, expire. All such insurance shall be issued by insurance companies having a Best's rating of at least A+/XV and licensed to do business in the State of New York and authorized to issue such policies. If Tenant shall fail to procure, place and/or maintain any such insurance and/or pay any and all premiums and charges therefor, Landlord may (but shall not be obligated to) do so and in such event Tenant shall pay the amount thereof, plus an administrative charge equal to ten percent of such amount, as Rent to Landlord on demand.

     Tenant shall promptly deliver to Landlord a certificate for each endorsement to the aforementioned insurance permitted under this Lease, and a certificate naming Landlord as an additional named insured for each separate or additional policy of insurance otherwise maintained by Tenant with respect to the Premises.

     A-5.05 Tenant shall have included in each policy of insurance it is required to obtain and maintain under this Lease, as well as all other insurance policies pertaining to the Premises, Tenant's operation in the Premises and/or Tenant's fixtures and property in the Premises, a waiver of the insurer's right of subrogation against Landlord.

     A-5.06 Tenant's policies of insurance shall include the waiver of subrogation or agreement or permission to release liability referred to in Section A-5.05 and Tenant hereby waives any right of recovery against Landlord, its employees, agents or contractors, for any loss occasioned by any insured casualty.

     A-5.07 Each policy of insurance which Tenant is required to maintain under this Lease shall clearly specify by endorsement that (a) such policy may not be cancelled or changed in any manner which affects Landlord's interest thereunder without sixty days' prior written notice to Landlord by certified or registered mail, return receipt requested, (b) the policy is taken out at the request of Tenant, which is responsible for all premiums on said policy. Further, each policy of insurance maintained by Tenant under (a) and (b) of Section A-5.03 shall clearly specify by endorsement that Landlord is an additional named insured under such policy.

     A-5.08 In the event of any loss or damage in or about the Premises which constitutes a loss, damage, casualty or other occurrence covered by insurance maintained by Tenant under this Lease or Landlord under Section A-5.01, Tenant immediately shall give Landlord notice of such loss or damage by certified mail, return receipt requested.

     Article A-6. Alterations: Removal By Tenant

     A-6.01  All   alterations   to  the  Premises  of  any  nature   whatsoever
("Alterations") are subject to Article 3 of this Lease and the following requirements:

     (a) Prior to the commencement of any Alterations, Tenant shall submit to Landlord, for Landlord's written approval, plans and specifications (to be prepared by and at the expense of Tenant) showing the proposed Alterations in detail satisfactory to Landlord. No Alterations shall begin until Landlord shall have approved such plans and specifications, in writing, and Tenant shall have delivered to Landlord certificates for all insurance Tenant is required to maintain under this Lease in connection with making Alterations. Tenant shall make all approved Alterations at its own expense, in accordance with the plans and specifications therefor approved by Landlord and then only by contractors and mechanics approved by Landlord. No amendments or additions shall be made to any plans and specifications for Alterations approved by Landlord without Landlord's prior written consent;

     (b) The Alterations will not result in a violation of or require a change in any certificate of occupancy covering the Premises or the Building;

     (c) The character, outside appearance, usefulness and/or rentability of the Premises or the Property or any part thereof, shall not be affected in any way, and such Alterations shall not, in the sole opinion of Landlord, weaken or impair (temporarily or permanently) the structure or lessen the value or cubic content of the Building, either during the making of such Alterations or upon their completion;

     (d) No part of the Property other than the Premises shall be physically affected. Without limiting the generality of the foregoing, Tenant shall not, without Landlord's specific prior written consent, cause to be made, constructed, erected, installed or otherwise placed through, on or about the exterior walls or the roof of the Building any holes, vents, windows, fans, pipes, ducts, doors, machinery, equipment, appliances (including, without limitation, air conditioning unit(s)), television or radio antenna or other tangible objects of any nature whatsoever;

     (e) The proper functioning of the Building's equipment, in the sole opinion of Landlord, shall not be adversely affected;

     (f) Upon completion of any Alterations (excluding mere decorations), Tenant shall deliver to Landlord a copy of "as-built" plans for such Alterations;

     (g) Tenant shall not perform Alterations in any manner which for any reason whatsoever would, in Landlord's opinion, interfere or conflict with work being performed by contractors or laborers then engaged in the Building or would in any way disturb the management, operation or maintenance of the Building or any part thereof;

     (h) No approval by Landlord of Alterations to be made by Tenant shall in any way be deemed to be an agreement by Landlord that such Alterations comply with applicable legal or insurance carrier requirements. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to Tenant, and that no mechanic's or other lien for such labor or materials shall attach to or affect any interest of Landlord;

     (i) Throughout the performance of Tenant's Alterations, Tenant, at its expense, shall carry, or cause to be carried by Tenant's contractors and subcontractors, all insurance, including without limitation, that required by Articles A-1.07 and A-5.03 of this Lease or as otherwise may be required by law. Tenant shall furnish Landlord with copies of the insurance policies required hereunder or certificates thereof that such insurance is in effect at or before the commencement of Alterations and, on request, at reasonable intervals thereafter during the continuance of Alterations;

     (j) All work to be performed other than Landlord's Work shall be performed by Tenant using union labor, if required by Landlord, at Tenant's sole cost and expense; and

     (k) In connection with all work to be performed in and for the Demised Premises, Tenant shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from the Building Department, the Department of Labor and any other authorities having jurisdiction; and Tenant shall obtain a Certificate of Occupancy and all other approvals required for Tenant to use and occupy the Demised Premises and to open for business to the public. If Tenant shall delay in obtaining a Certificate of Occupancy for the Demised Premises, Landlord, at Tenant's cost and expense, may attempt to obtain such Certificate of Occupancy and Tenant shall cooperate with Landlord (including the signing of any necessary forms or applications) in connection with such efforts. Tenant shall reimburse Landlord, as additional rent, for any costs incurred in obtaining such Certificate of Occupancy.

     (1) Tenant shall submit its requirements for any and all Tenant work to Landlord and Landlord shall submit a written proposal to Tenant to perform the work at Tenant's cost as outlined. Tenant may obtain proposals from other contractors; however, Landlord reserves the right to review said proposals and perform the work at or below the costs indicated. Landlord's failure to respond within three (3) business days of receipt of said proposals shall mean Landlord will not perform the work and Tenant may proceed with the work with other contractors subject to the applicable terms and conditions in this agreement governing alterations and improvements. Any work that Tenant authorizes the Landlord to perform will be at the sole cost and expense of the Tenant and will include a fee of fifteen percent (15%) of the actual cost to Landlord for Landlord's supervision and overhead. Tenant will execute a Work Authorization Form prepared by Landlord and issue a check for the full amount of the cost of such work prior to Landlord performing any such work.

     A-6.02 Pursuant to Article 3 of this Lease, Landlord hereby elects to require Tenant to remove its installations in the Premises prior to the expiration of this Lease, at Tenant's sole expense. The foregoing election is not irrevocable and Landlord reserves the right at any time and from time to time by notice to Tenant to void the same and assume the ownership of Tenant's installations in accordance with Article 3 hereof, or reinstitute said election.

     Article A-7. Acceptance and Occupancy of the Premises

     A-7.01 Landlord makes no representations as to the condition of the Premises. Tenant represents that it has inspected the Premises and agrees to accept the same "as is".

     A-7.02 The taking of occupancy of the whole or any part of the Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts possession of the same and that the Premises so occupied and the Property were in good and satisfactory condition at the time such occupancy was so taken and that the Premises were substantially as shown on Exhibit A, if any.

     A-7.03 Landlord shall not be required to provide Tenant with possession of or keys to the Premises until Tenant shall have delivered to Landlord certificates of insurance as required under Section A-5.03 of this Lease. Landlord's refusal to grant Tenant occupancy of the Premises in accordance with the foregoing shall not be a defense of Tenant against its obligation to pay Rent.

     Article A-8. Security Deposit

     A-8.01 Landlord shall deposit all Security under this Lease in an interest bearing account. All interest earned on the security hereunder (less Landlord's administration fee under Section A-8.02) shall be added to the then existing security and constitute additional security and be disposed of in manner set forth in Article 32 of the pre-printed portion of this Lease captioned "Security". Tenant's rights under this Lease to its security deposit may not be assigned, transferred, pledged, mortgaged or otherwise encumbered by Tenant, and any attempt by Tenant to do so shall be void and of no effect.

     A-8.02 Landlord shall retain an annual administration fee with respect to the security under this lease equal to one (1%) percent per annum upon the security money so deposited. If the annual administration fee payable to Landlord hereunder at any time exceeds the amount permissible under applicable laws or if the fee is less then the amount permissible under applicable law, then such fee shall be the amount legally prescribed.

     A-8.03 If at any time or times during the Term the amount of security (excluding any portion thereof which shall be accrued interest) then held by Landlord shall be less than two (2) months' installments of Minimum Rent, Taxes and, if Tenant is required to pay insurance, water and/or maintenance in monthly installments, then insurance, water and/or maintenance all at the then current rates hereunder, whether due to an increase in Rent or Landlord's application of all or part of the security in accordance with this Lease, Tenant shall deposit with Landlord an additional sum so that the security on deposit with Landlord shall then equal such two (2) months' installments in the aggregate.

     Tenant shall make such payment no later than the payment due date of any increase in Rent, or, in the case of Landlord's application of security as aforesaid, within five days after Landlord's demand. Landlord shall have the same rights and remedies in the event of Tenant's failure to deposit with Landlord any security required under this Lease as Landlord has with respect to the non-payment of any other items of Rent.

     A-8.04 Intentionally Omitted.

     A-8.05 At no time shall security, or any part thereof, be permitted to be used by Tenant toward the payment of its Rent or other obligations under this Lease.

     A-8.06 Tenant agrees that upon the return of its Security Deposit less any appropriate setoffs and/or deductions by Landlord, Tenant shall be deemed to have waived any and all rights and/or claims against Landlord that Tenant has failed to assert in writing within thirty (30) days of the expiration of the Lease term.

     Article A-9. Brokerage

     A-9. 01 Landlord and Tenant each represent to the other that it had no dealings or negotiations of any nature with any broker or agent.

     Article A-10. Sewers & Sanitary Disposal Systems

     A-10. 01 If the Premises shall be connected to a sanitary disposal system for Tenant's exclusive use, Tenant shall be required to maintain, repair and replace the same at its sole cost and expense, and shall not be required to share in the expense of maintaining any other sanitary disposal system unless Tenant shall also use such other system.

     A-10.02 If the Building shall not be connected to the street sewer line, Landlord, at its option, may perform all work necessary to so connect the Building. Landlord and Tenant shall share the cost of such work, including, without limitation, the costs of resurfacing and repaving. The portion of such cost for which Tenant shall be responsible and shall pay to Landlord on demand shall equal Tenant's Pro-rata Share of the amount obtained by multiplying said cost by a fraction, the numerator of which shall be the number of months remaining in the Term including and after the month in which such work was commenced, the denominator of which shall be one hundred twenty (120) months.

     Article A-11. Noxious Odors, Noise, etc.

     A-11.01 Tenant shall not permit any unusual, excessive or noxious noise, vibration, odor or other annoying condition to emanate from the Premises. Within five (5) days of Landlord's notice to Tenant, Tenant shall install or institute, at its sole cost and expense, control devices or procedures to eliminate such condition(s). Tenant's failure to eliminate the same within such five (5) day period shall be deemed a material default of a substantial obligation of Tenant.

     Article A-12. Easements; Reservation of Rights

     A- 12. 01 Landlord reserves the right to create and grant on or about the Premises utility easements in the form required by any utility company, whether public or private, in order to furnish utility services to the Premises or to any other premises.

     A-12.02 Unless the Premises constitute the entire Building, Landlord reserves the right to place in, under, over or through the Premises pipes, wires, lines and facilities serving other areas of the Property, provided that Landlord shall only do so in a manner which does not unreasonably interfere with Tenant's conduct of its business in the Premises.

     Article A-13. Non-Liability and Indemnification

     A- 13.01 Neither Landlord nor Landlord, s principals, officers, directors, agents or employees (individually and collectively, the "Landlord Group") shall be liable to Tenant, its principals, officers, directors, agents or employees (individually and collectively, the "Tenant Group") , and Tenant shall save the Landlord Group harmless from any loss, liability, claim and/or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising from or in connection with any injury to the Tenant Group, its contractors, licensees or invitees, any interruption of Tenant's business, or for damage to, or loss (by theft or otherwise) of, any property and/or fixtures of every kind, regardless of the cause thereof, unless the same shall be proximately caused by the sole negligence of Landlord for which Landlord is legally liable. Notwithstanding the foregoing, (a) Tenant immediately shall notify Landlord of any claim against Landlord, (b) the Landlord Group shall not be liable for any loss, damage or expense whatsoever to the extent of Tenant's insurance coverage therefor and (c) Tenant shall first seek reimbursement for any such loss, damage or expense against its insurance carrier.

     A-13.02 Tenant indemnifies and shall hold harmless the Landlord Group from and against any and all loss, liability, claim and/or expense (including, without limitation, reasonable attorneys' fees and disbursements) in connection with or arising from (a) any default by Tenant under this Lease, (b) Tenant's use or occupancy of the Premises and/or any acts, omissions or the negligence of the Tenant Group in or about the Premises, including, without limitation, sidewalks, if any, adjoining the Premises. Tenant shall pay to Landlord as Rent an amount equal to all such losses, liabilities, claims and expenses within five days after Landlord's rendition to Tenant of bills or statements therefor.

     A-13.03 If Tenant's use of the Premises shall be enjoined or prohibited, provided the same shall not have resulted from any act or omission by or on behalf of Tenant or use of the Premises in any manner other than as is permitted under this Lease, Tenant shall have the right to elect to terminate this Lease upon written notice to Landlord setting forth the date of termination, and such right shall be Tenant's sole available remedy against Landlord in connection therewith.

     A-13. 04 Notwithstanding anything in this Lease to the contrary, the Landlord Group shall have no personal liability under or with respect to this Lease and the liability of the Landlord Group in connection with this Lease is limited solely to Landlord's equity interest in the Property. Under no circumstances whatsoever shall Landlord be liable to Tenant in connection with this Lease for consequential or special damages.

     Article A-14. Corporate Tenant and Partnership Tenant

     A-14.01 If Tenant is a corporation, as a condition to the making of this Lease, Tenant shall within twenty days from the date of execution of this Lease deliver to Landlord a duly authorized resolution of the Board of Directors of Tenant, in form reasonably satisfactory to Landlord, ratifying and approving the terms and provisions of this Lease.

     A-14.02If  Tenant is a limited  liability  company,  a  partnership,  or is comprised of two or more persons, individually or as co-partners of a partnership (individually and collectively, the "Partnership Tenant"), the following provisions shall apply to the Partnership Tenant: (i) Tenant represents that the ownership of and/or power to control a majority in interest of Tenant is vested and/or owned beneficially by the individual(s) executing this Lease and members of his or their immediate family; (ii) the liability of each of the parties comprising Partnership Tenant shall be joint and several;
(iii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this Lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant; (iv) any bills, statements, notices, demands, requests, service of process, or other communication given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties; (v) if Partnership Tenant shall admit new partners (which term shall, for the purposes of this Section A-14.02, also be deemed to mean members of a limited liability company), all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; and (vi) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (v) of this paragraph).

     Subject to Article A-22 hereof, if there shall occur without Landlord's prior written consent, whether by operation of law or otherwise (including, without limitation, merger, consolidation and dissolution), any (a) transfer of Tenant's interest in this Lease, (b) if Tenant is a corporation, change in the ownership of and/or power to vote a majority of the outstanding capital stock of Tenant or (c) if Tenant is a partnership, limited liability company, or other association, any change in the beneficial ownership of and/or power to control a majority in interest of Tenant, then Landlord may terminate this Lease upon thirty days' notice to Tenant.

     Article A-15. Rent Control

     A-15.01 If at the commencement of, or at any time(s) during the term of this Lease, the Rent shall not be fully collectible by reason of any Federal, State, County or local law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreement
(s), and take such other lawful steps (without additional expense to Tenant), as Landlord may request to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (but not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this Lease, (a) the Rent shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Rent which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the Rent paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect.

     Article A-16. Tenant Defaults

     A-16.01 Tenant agrees that in the event that Landlord shall commence a Summary Proceeding for non-payment of Rent to be paid by Tenant pursuant to the terms of this Lease, Tenant will not interpose any counterclaim or set-off of any nature whatsoever. If Tenant shall be evicted from or vacate the Premises or this Lease shall be terminated prior to its expiration as a result of Tenant's failure to perform any obligation hereunder, without limiting Landlord's other remedies under this Lease or at law, (a) if Landlord shall relet the Premises, Tenant shall remain liable for any deficiency in Rent which Landlord does not receive from the succeeding tenant and shall not be entitled to any excess Rent which Landlord may receive from such tenant, (b) Tenant shall reimburse Landlord as Rent for the cost of preparing the Premises for the succeeding tenant's occupancy, including, without limitation, Landlord's Work, if any, and all carpentry, electrical, HVAC, plumbing and painting work, (c) Tenant shall pay to Landlord the amount of any rent concession under this Lease, including, without limitation, the Rent, if any, which Tenant was not required to pay at the commencement of the Term, and (d) Tenant shall pay to Landlord all marketing costs and brokerage fees.

     A-16.02 If Tenant shall default in the performance of any covenant, term or provision of this Lease, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant, without notice in a case of emergency or if Landlord may be subject to any civil or criminal liability, and in any other case if such default shall continue for ten days after the date Landlord shall have given written notice to Tenant of its intention to do so. Landlord shall furnish Tenant with a bill for any costs and expenses Landlord may incur in so performing for Tenant's account, and Tenant shall pay as Rent the amount shown on each such bill within ten days after the same is sent by Landlord to Tenant.

     A-16.03 Landlord's acceptance of a check, draft or any other instrument from Tenant in the payment of Rent is solely a consideration to Tenant. If (a) any check delivered to Landlord in payment of Rent hereunder shall be returned to Landlord for any reason whatsoever, including, without limitation, insufficient or deposited but uncollected funds, or (b) Landlord commences summary proceedinqs aqainst Tenant for the non-payment of Rent or otherwise institutes any proceedings against Tenant as a result of Tenant's default hereunder, or (c) Tenant pays Rent after the tenth day of any month, Landlord may require Tenant to pay Rent by cash or bank certified check only.

     A-16.04 (a) Notwithstanding any provision(s) in this Lease to the contrary, the parties acknowledge and agree that (i) the Premises are demised under this Lease for a minimum aggregate Rent (subject to such increases and other costs as provided throughout this Lease) of $4,982,918.80 for the entire Term, payable upon the execution of this Lease, (ii) the terms of this Lease which provide for the payment of Rent in installments are solely for the convenience of Tenant, and (iii) upon the default in the payment of Rent in installments as aforesaid, then the full aggregate Rent hereby reserved for the entire Term then remaining unpaid shall, at Landlord's option, become due and payable upon demand.

     (b) If Tenant shall default (i) in the timely payment of Rent and such default shall continue or be repeated for three consecutive months or for a total of four months in any period of twelve months, or (ii) in the performance of any particular term, condition or covenant of this Lease more than six times in any period of six months, then, notwithstanding that such defaults shall have each been cured within the applicable grace periods under this Lease, if any, any further similar default shall be deemed to be deliberate and Landlord thereafter may terminate this Lease on ten days written notice to Tenant, without affording Tenant an opportunity to cure such further default.

     A-16.05 Intentionally omitted.

     A-16.06 (a) Landlord may restrain any breach or threatened breach by Tenant of any covenant or obligation of Tenant under this Lease without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord under this Lease shall be deemed cumulative and none of such remedies, whether exercised or not, shall be deemed to be to the exclusion of any other.

     (b) No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed as a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of an agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

     Article A-17. Eminent Domain

     A- 17.01If the whole or substantially all of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and the Tenant shall have no claim against Landlord for the value of any unexpired term of said lease.

     In the event that more than 25%, but less than the whole or substantially the whole of the ground floor area of the Premises shall be so condemned, the Landlord and the Tenant shall each have the right to cancel and terminate this Lease, upon the giving of written notice to the other party not later than thirty (30) days after the date of vesting of title in the condemning authority, of the said party' s election to terminate said Lease. Termination shall be effected as of the time that possession of the part so taken shall be required for public use, Rent shall be apportioned and adjusted as of the time of termination and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     In the event that not more than 25% of the ground floor area of the Premises shall be taken by condemnation or in the event that the Lease shall not be terminated as aforesaid, then the Term of this Lease shall continue in full force and effect and the Landlord shall repair the remaining part of the Premises, if any part thereof has been taken in such condemnation, and thereafter the Rent shall abate in the proportion which the square foot area of any part of the Premises so taken bears to the entire Premises.

     In the event that any condemnation shall not affect the Building in which the Premises are contained, this Lease shall in no way be affected and Rent shall in no way abate.

     No part of any award for any such taking by condemnation or eminent domain shall belong to the Tenant and Tenant covenants to execute such instruments of assignment as shall be necessary or reasonably required by Landlord in any condemnation or eminent domain proceedings, if so requested, and to turn over to Landlord any damages that may be recovered in such proceedings. Any award, however, for damages for trade fixtures installed by Tenant or anyone claiming under Tenant at its own expense and which are not part of the realty shall belong to the Tenant.

     The Landlord shall have the absolute right to settle any claim in condemnation proceedings without interference from Tenant and without any obligation to Tenant, and Landlord shall have the absolute right to make a conveyance of title of the real property being taken by condemnation proceedings to the public or quasi public authority having the power of eminent domain in lieu of the condemnation proceedings, and where said conveyance is made in lieu thereof, it shall have the same force and effect herein as if the condemnation proceedings had proceeded to full and final completion.

     A conveyance of title in lieu of such proceedings shall not be made prior to the actual commencement of proceedings or the filing of formal notice of the taking.

     Article A-18. Miscellaneous

     A-18.01 Any reference in the printed portion of this Lease to the City of New York and the Administrative Code of the City of New York shall, where applicable, be deemed to refer to the ordinances, rules and regulations of the county, town and other governmental authorities with jurisdiction over the Premises.

     A-18.02 If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby. Each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     A-18.03 This agreement shall be governed by and construed in accordance with the laws of the State of New York.

     A-18.04 Any conflict between the printed form and Riders which together constitute this Lease shall be resolved in favor of the provisions of such Riders.

     A-18.05 The submission of this Lease for examination or the negotiation of the transaction described herein or the execution of this Lease by only one of the parties will not in any way constitute an offer to lease on behalf of either Landlord or Tenant, and this Lease shall not be binding on either party until duplicate originals thereof, duly executed on behalf of both parties, have been delivered to each of the parties hereto.

     A- 18.06 If Landlord shall make application to any bank, insurance company or other lender for a mortgage loan to be secured in part or in whole by the Building and such third party requires a certified financial statement of Tenant or other reasonable documentation of Tenant's financial condition, Tenant shall furnish the same to Landlord promptly after Landlord's request.

     A-18.07 Unless the Premises shall include the Property in its entirety, Landlord reserves the right to extend or add additional floors to or otherwise alter the Building, and/or create such additional tenancies in the Building, as Landlord may from time to time determine, provided the same shall not physically reduce the Premises.

     A-18.08 Neither this Lease nor any memorandum hereof shall be recorded without Landlord's prior written consent.

     A-18.09 Each provision of this Lease which requires the consent or approval of Landlord shall be deemed to require the same in each instance in which such provision may be applicable. Any consent or approval by Landlord to or of any act or omission by Tenant requiring Landlord's consent or approval, shall not be deemed to waive any future requirement for such consent or approval to or of any subsequent similar act or omission. With respect to any provision of this lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant shall in no event be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed consent or approval, but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     A-18.10 Tenant shall not, without Landlord's prior written consent, use, occupy, have any right to use or occupy, or otherwise have any interest in or to any space in the Building other than the Premises.

     A-18.11 Tenant shall not, without Landlord's prior written consent, install or maintain, or permit any other party to install or maintain, any vending machines, pinball games, video games or any other mechanical or electronic device of any nature whatsoever, whether for the dispensing of food or other products or the provision of entertainment. Nothing in this Section A-18.11, however, shall prohibit Tenant from using mechanical or electrical equipment in its business.

     A-18.12 Tenant shall not permit any trailer, truck or other vehicle to be parked, stored or otherwise present on or about the Property, except that Tenant may allow a vehicle to temporarily park on the Premises solely for the purposes of loading and unloading. Tenant shall, at its own cost and expense, maintain in good condition and repair any loading platform, truck dock and or truck maneuvering space which is used exclusively by Tenant or to which Tenant has the right of exclusive use.

     A-18.13 No interruption or malfunction of any utility services for any cause whatsoever shall constitute an eviction or disturbance of Tenant's use and possession of the Premises, or a breach by Landlord of any of its obligations hereunder or render Landlord liable for any damages (including, without limitation, consequential and special damages), or entitle Tenant to be relieved from any of its obligations hereunder (including, without limitation, the obligation to pay Rent) or grant Tenant any right of set-off or recoupment. In the event of any such interruption of any such services, Landlord shall use reasonable diligence to restore such service in any circumstances in which such interruption is caused by Landlord's fault.

     A-18.14 If Tenant shall at any time fail to pay the water meter charges after demand therefor by the Landlord, the Landlord shall have the right, at its election, to terminate and discontinue all water service to the Premises including the right to remove the water meter from the Premises. Tenant shall bear all costs of removal of the meter and/or discontinuance of service and all costs to restore the meter and of resuming service.

     A-18.15 Intentionally Omitted.

     A-18.16 Intentionally Omitted.

     A-18.17 Notwithstanding any other provision of this Lease, Landlord's service of notice by way of express mail or courier service shall be deemed sufficiently rendered so long as it satisfies all other requirements contained in the notice provision of the printed portion of this Lease, and shall be deemed given at the time when the same is mailed or delivered, respectively.

     A-18.18 If the Premises include a basement, Tenant shall use the same only for storage purposes.

     A-18.19 Tenant must give Landlord advance notice of the date and time when tenant plans to move in and out of the Building.

     A-18.20 Landlord's acceptance at its option of the check of any third party in payment of Rent or of any other money obligation under this lease shall not be deemed an acceptance by Landlord of the maker or any endorser of such check as tenant hereunder or assignee of the Tenant hereunder.

     A-18.21 The headings and captions of articles or paragraphs contained in this Lease and Exhibits and Riders attached hereto are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such articles or paragraphs nor in any way affect this Lease.

     A-18.22 Both parties acknowledge and agree that this Lease has been freely negotiated by both parties, and that, in any dispute over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions there shall be no presumption whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

     A-18.23 Provided that Tenant does not occupy the entire Building, Landlord reserves the right at any time to relocate Tenant to another location in the Building. Landlord shall reimburse Tenant for reasonable moving expenses incurred in connection with such relocation. Other than such moving expenses, Landlord shall have no liability whatsoever to Tenant.

     Article A-19. Tenant's Representations and Warranties

     A-19.01 As material inducements for Landlord entering into this Lease, Tenant hereby represents and warrants to Landlord that Tenant is a corporation duly organized and validly existing under the laws of the State of Delaware; is legally qualified to do business in the State of New York; the persons executing and delivering this Lease on behalf of Tenant have been lawfully and duly authorized to do so; and when so executed and delivered this Lease represents the valid, binding and legally enforceable obligations of the Tenant.

     Article A-20. Locking System

     A-20.01 Tenant agrees that it will not change the Key Locking System currently installed at the Demised Premises, however, Tenant can change the cylinder. Any exterior locks installed by Tenant shall be known as the "Best Type" system.

     Article A-21.

     A-21.01 Tenant shall reimburse Landlord within five (5) days of receipt of a bill from Landlord for all testing and certifications for any mechanical and electrical devices contained within the Demised Premises and/or the Building, including but not limited to an RPZ (Back Flow Preventer).

     Article A-22. Assignment/Sublet

     A-22.01 (a) Subject to paragraph (b) of this Section A-22.01, Tenant covenants that it shall not assign this Lease nor sublet the Demised Premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed (and shall be deemed granted if Landlord shall not deny or grant such consent within 20 business days from receipt of all materials and documentation reasonably required by Landlord to make such determination). If Landlord shall deny such request, Landlord shall provide reasons for such denial in writing. Such consent shall be further subject to and conditioned upon the following:

     (i) Such assignment or sublease shall be for a use which is in compliance with the then existing zoning regulations and the Certificate of Occupancy for the Premises or the Building and consistent with the use hereinabove set forth;

     (ii) At the time of such assignment or subletting, Tenant shall not be in default under the terms, covenants, agreements and conditions of this Lease;

     (iii) In the event of an assignment, the assignee must assume in writing the performance of all of the terms, covenants, conditions, agreements and obligations of this Lease;

     (iv) A duly executed duplicate original of said assignment or sublease must be delivered by certified mail, return receipt requested to the Landlord at the address herein set forth not less than ten (10) days before the date of said assignment or sublease;

     (v) Such assignment or subletting shall not, however, release Tenant from its liability for the full and faithful performance of all of the terms, covenants, agreements, and conditions of this Lease, including the payment of Minimum Rent and additional Rent;

     (vi) If this Lease shall be assigned, or if the Premises or any part thereof be sublet, underlet or occupied by anyone other than Tenant, in violation of the provisions of this Lease, Landlord may after default by Tenant collect rent from the assignee, subtenant, undertenant or occupant, and apply the net amount collected to the Rent herein reserved or additional Rent due hereunder;

     (vii) Notwithstanding anything contained in this paragraph to the contrary, no assignment, subletting, or underletting shall be made by Tenant in any event to an existing Tenant of Landlord in the Building;

     (viii) Such notice of proposed assignment or proposed sublet either of the entire Premises or the balance of the term of this Lease and any Option Term, shall be deemed Tenant's offer to terminate this Lease as to the space affected, as of the last day of the calendar month during the Term hereof immediately preceding the commencement of such sublease or the effective date of such assignment and to vacate and surrender the Premises to Landlord on the date fixed in the notice. If Landlord within twenty (20) business days after the receipt thereof has not accepted in writing the offer by Tenant to cancel and terminate this Lease and to vacate and surrender the Premises, the Lease shall remain in full force and effect and Landlord shall not unreasonably withhold its consent to the proposed assignment or sublet;

     (ix) As additional security for the prompt payment of the Rent herein reserved to Landlord, and for the faithful performance and punctual observance of all the other terms, covenants, agreements, and conditions herein contained, Tenant hereby assigns to Landlord all of Tenant's rights, title, and interest in and to any sublease which may be made by Tenant affecting the Premises, or any part thereof, and in and to the rents due or to become due under the terms of any such sublease. The aforesaid assignment shall take effect, however, only in the event of a default hereunder made or suffered by Tenant which continues beyond any applicable cure or notice period and after written notice given by Landlord to the subtenant or subtenants, as the case may be, and shall take effect as to such of said subleases as Landlord shall elect to continue in full force and effect. Such assignment, if in effect, shall discontinue upon the curing of such default; and

     (x) If Tenant assigns this Lease or sublets the Premises in violation of the provisions of this Article A-22, Landlord may, without waiving any other rights or remedies, elect to double the annual rental rate payable under the terms of this Lease for the period of such unlawful occupancy commencing with the date of such assignment or subletting.

     (b) In addition to the rights of Tenant to assign this Lease or sublet the Premises set forth in paragraph (a) of this Section A-22.01, Tenant shall have the right without the consent of Landlord to (i) assign its interest in this lease to a corporation or other entity which shall (A) control Tenant or (B) be under the control of or be under common control with, Tenant, provided such entity shall have a net worth, excluding goodwill, not less than the current net worth of Tenant (any such entities or any such corporations being a "Related Entity"), or (ii) sublease all or any portion of the Premises to a Related Entity. Any assignment or subletting described above may only be made upon the condition that (i) any such assignee or subtenant shall continue to use the Premises for uses hereinabove set forth, (ii) in Landlord's reasonable judgment, the principal purpose of such assignment or sublease is not the acquisition of Tenant's interest in this Lease (except if such assignment or sublease is made to a Related Entity and is made for a valid intracorporate business purpose and is not made to circumvent the provisions of this Lease governing assignment or subletting). Tenant shall within ten (10) days after execution thereof deliver to Landlord (i) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, (ii) a duplicate original instrument in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, convenants and conditions of the Lease, on Tenant's part to be observed and performed from and after the date of such assignment, or (iii) a duplicate original sublease in substance reasonably satisfactory to Landlord, duly executed by Tenant and subtenant.

     (c) Except as set forth above, at any time that the shares of Tenant are not listed on a public exchange, either a transfer (including the issuance or reissuance of treasury stock or creation and issuance of new stock) of a controlling interest in the shares of Tenant (if Tenant is a corporation or trust) or a transfer of a majority of the total interest in Tenant (if Tenant is a partnership or limited liability company) at any one time or over a period of time through a series of transfers, shall be deemed an assignment of this Lease and shall be subject to all of the provisions of Article 11 and of this Article A-22, including, without limitation, the requirement that Tenant obtain Landlord's prior consent thereto.

                                     RIDER B

                                 Rent Escalation

     Article B-1. Rent Escalation

     B-1.01 The Fixed Minimum Rent of Three Hundred Ninety-six Thousand One Hundred Sixty-four Dollars and Eighty-eight Cents ($396,164.88) reserved in the preamble to this Lease shall be increased (the "Recomputed Fixed Minimum Rent") as of the first day of the second lease year and each subsequent lease year of the Term in accordance with the following Schedule:

        Lease Year                    Recomputed Fixed Minimum Rent

            2                                  $415,973.12
            3                                  $436,771.78
            4                                  $458,610.35
            5                                  $481,540.87
            6                                  $505,617.90
            7                                  $530,898.80
            8                                  $557,443.74
            9                                  $585,315.93
            10                                 $614,581.73

                                     RIDER C

                       Provisions of Specific Application


     Article C-1. Repairs; Maintenance

     C-1.01 Tenant, at its sole cost and expense, shall keep and maintain (a) the entire interior of the Premises, including, without limitation, all fixtures, machinery, systems (including, without limitation, heating and ventilating and air conditioning and sprinkler, if any) attached to or used in connection with the operation of the Premises, (b) all plumbing lines and electrical wires (above ground and underground) which serve exclusively the Premises, (c) all exterior doors, glass windows, and plateglass, and sills for all of the same, on or leading into the Premises and (d) all sidewalks adjoining the Premises, and shall keep said sidewalks free and clear of all rubbish, ice, snow and other debris. Tenant, without limiting the generality of the foregoing, shall make all non-structural installations, modifications, alterations, repairs and replacements to the foregoing as may be necessary to keep the same in good order and condition and to comply with all laws and requirements of utilities. Further, Tenant shall make any and all non-structural and structural repairs whatsoever necessitated by the acts or omissions of Tenant, its employees, agents and/or contractors, including, without limitation, any cleaning and/or pumping of the Building's sanitary disposal system necessitated by Tenant's abuse thereof or consumption of water in excess of normal. Such repairs and replacements shall be done in a good and workmanlike manner with materials at least equal in quality (but no used materials) to the original construction materials and, in the case of structural repairs, subject to Landlord's prior written approval of the materials, methods and contractors to be used or engaged.

     Tenant shall not commit or suffer waste or injury to the Premises. Tenant shall place all of its refuse and rubbish in a dumpster which Tenant shall obtain and maintain at the Premises. No trash or other debris shall be permitted to remain outside of the dumpster. If, in Landlord's opinion the dumpster maintained by Tenant is insufficient for Tenant's use, Tenant shall at its own cost and expense obtain either a larger or, if space permits, an additional dumpster. If Landlord so elects, Landlord may supply a dumpster and/or compactor and Tenant shall pursuant to C-1.03 be responsible for its Pro-rata Share. Tenant shall not cause or permit any materials or substances of any nature to be poured or otherwise deposited in the storm drains and drywells situated about the Property.

     C-1.02 If Tenant shall fail to perform any repairs or maintenance work as required under this Lease or necessitated by any breach by Tenant of its covenants hereunder within ten (10) days of Landlord's notice thereof to Tenant, or immediately in the case of an emergency, or, if such work be of such nature that it cannot with due diligence be completed within ten (10) days and Tenant shall not have commenced making such repair within such ten (10) day period and thereafter prosecuted the same in good faith with due diligence to completion within a reasonable period of time, Landlord, without any further notice to Tenant, may perform such work. In such event, Tenant shall pay as Rent the cost of such work, plus twenty-five percent of the overhead and supervision, on demand from Landlord. Receipted bills from contractors, materialmen and/or laborers shall be conclusive proof of the cost thereof.

     C-1.03 Landlord shall make all structural and exterior repairs (except those set forth in Section C-1.01 and, at Landlord's option, those repairs necessitated by the acts or omissions of Tenant, its employees, agents and/or contractors) to the Building, and shall maintain and make all necessary repairs and replacements to the common areas and parking areas, including, without limitation, the maintenance of appropriate insurance, removal of snow and ice, necessary repairs to any plumbing lines and electrical wires (above ground and underground, except those which serve exclusively the Premises or any other premises in the Building), striping, landscaping, clean-up, bulb, lamp and light stanchion replacement (excluding any permitted signs of Tenant and other tenants in the Building), systems maintenance and the cost of rental collection. Tenant shall be responsible for Tenant's Pro-rata Share of the cost of all work performed by Landlord under this Section and shall pay Landlord as Rent on account thereof the Monthly Maintenance Amount, in equal monthly installments in advance on the first day of the Term and thereafter on the first day of each month during the Term. Tenant's Pro-rata Share for purposes of this C-1.03 shall be defined differently then as defined in A-1.18. For purposes of this C-1.03 Tenant's Pro-rata Share shall be calculated as follows: a fraction, the numerator of which shall be the Rentable Square Footage of the Premises and the denominator of which shall be the current gross leased area of the Building including the Premises. Simultaneously with the recomputation of the Minimum Rent pursuant to Article B-1, Landlord shall recompute the Monthly Maintenance Amount in the same manner in which the Minimum Rent is recomputed, as set forth in Section B-1.01. Notwithstanding the foregoing, Tenant shall bear the entire cost of any repair or maintenance work necessitated by any act or omission of Tenant, its employees, agents and/or contractors, including, without limitation, the costs of cleaning and pumping the storm drains and drywells situated about the Property.

     Within one hundred twenty days after the expiration of the first calendar year during the Term, Landlord shall deliver to Tenant a statement of the actual cost of such work referred to above. If such statement shows that Tenant has paid less than Tenant's Pro-rata Share of such costs, then Tenant shall immediately pay to Landlord the difference. Each calendar year thereafter the same procedure shall be followed. It is intended that the Monthly Maintenance Amount shall be the minimum charge to Tenant for Landlord's performance of maintenance and repair work under this Section.

     C-1.04 The term "structural repairs" shall be deemed to mean repairs and replacements of and to the structural steel, foundation, roof deck and bearing walls only. The term non-structural repairs shall be deemed to mean all repairs and replacements other than structural repairs.

     C-1.05 Tenant shall pay as Rent on demand Tenant's Pro-rata Share of the cost of the supervisory service for the Building's sprinkler system, if any.

     C-1.06 Tenant shall not cause or permit any individual(s) to enter upon the roof of the Building without Landlord's express prior written consent. Tenant shall not allow any grease or other foreign substance to be deposited within the plumbing system or the HVAC system servicing the Premises, or elsewhere in or about the Premises.

     C-1.07 Tenant shall pay its Pro-rata Share of the cost of maintaining service agreements for the maintenance of all heating and air conditioning equipment in or on the roof of the Premises.

     C-1.08 Tenant shall at its own expense, comply with all applicable laws, ordinances and requirements for the sorting or separation of Tenant's garbage.

     Article C-2. Utilities

     C-2. 01 Tenant shall within five (5) days of the date of execution of this Lease make application to LIPA and pay, as and when the same shall become due and payable, all charges for gas, electricity, heat, steam, hot water and other utilities supplied to the Premises. Landlord if necessary will request LIPA to take a final reading and disconnect the service to Landlord so that Tenant will be billed directly. Tenant shall pay all of the foregoing directly to the utility companies furnishing the different services, provided that if at Landlord's election any of said rents, rates or charges are billed directly to Landlord, Tenant shall pay each such amount to Landlord as Rent on demand. If the Premises do not constitute the entire Building and any such direct bills to Landlord pertain to utilities also furnished to other premises in the Building, then the amount due Landlord from Tenant for each such utility shall equal (a) Tenant's Pro-rata Share of the total amount of each such bill which pertains to a utility furnished to all tenants in the Building or (b) Tenant's Pro-rata Share (based on the proportion of the Rentable Square Footage of the Premises to the total rentable square footage of all premises to which such utility is furnished) of the total amount of each such bill which pertains to a utility furnished to less than all tenants in the Building.

     C-2.02 Tenant shall not apply for a separate water meter without Landlord's prior written consent. If and so long as Tenant shall not have a separate water meter, Tenant shall pay Landlord as Rent the Monthly Water Charge with each installment of Rent. If Landlord shall at any time determine that the Monthly Water Charge is insufficient to cover the bill for Tenant's water consumption, Landlord may increase the Monthly Water Charge accordingly. If the rates for water are increased by the utility company furnishing water, the Monthly Water Charge shall be increased Pro-rata by the same percentage as the rate was increased.

     C-2.03 Tenant, at its sole cost and expense, shall maintain all applicable utility company service lines and meters located in or on the exterior of the Premises.

     Article C-3. Parking Facilities

     C-3.01 Unless the Premises shall constitute the entire Building, Tenant shall cause all of its principals, officers and employees to park Tenant's and their vehicles (collectively, the "Company Vehicles") solely in areas of the parking field, if any, designated by Landlord for such purpose. Each and every violation of this clause shall be deemed a breach of a substantial obligation of Tenant, and, without limiting Landlord's other remedies therefor, Tenant shall pay for them as Rent the Daily Late Charge for each motor vehicle parked in violation of this provision.

     C-3.02 Unless Landlord shall at any time designate otherwise, the parking area(s) behind the rear of the Building shall be the area designated for the parking of Company Vehicles. Tenant shall, upon Landlord's request, furnish Landlord with the automobile registrations (year, make and license plate) of all principals, employees and agents of Tenant who either are employed at or frequently visit the Premises.

     C-3.03  Landlord  reserves the right, at any time and from time to time, to
(a) change the size, location, elevation and or nature of the Building's parking facility, (b) close all or any part of the parking facility as may be necessary, in Landlord's sole judgment, to prevent a dedication thereof and/or the accrual of any rights therein of any person or the public, (c) close temporarily all or any part of the parking facility to discourage non-customer use, (d) establish and modify and enforce reasonable rules and regulations with respect to the use of the parking facility, and Tenant shall cause all of its principals, employees, agents, invitees and licensees to comply with the same; and/or (e) transfer, in whole or in part, any of the foregoing rights to any party as Landlord may, from time to time, determine.

     C-3.04 Unless the Premises shall constitute the entire Building, Landlord shall have the right to place self-adhering stickers on or have towed away any Company Vehicles which are parked in areas other than those designated therefor by Landlord or which otherwise are not in compliance with any rules and regulations of Landlord with respect to the parking facilities. In the event of repeated occurrences of the above, Landlord may terminate this Lease in the manner herein elsewhere provided. Landlord shall have no liability whatsoever for towing or stickering Company Vehicles as aforesaid, and Landlord shall use reasonable efforts to notify Tenant of the first occurrence (only) of the same before taking any such action.

     Article C-4. Signage

     C-4.01 Tenant shall not cause or permit the placement or other installation of any signs on or about the Property which are visible from outside the Premises without Landlord's prior written approval, and, after the installation of any such approved sign, Tenant shall not cause or permit the same to be changed or altered in any respect without Landlord's prior written approval. Any signs which Landlord may approve shall in all events comply with all applicable rules and regulations of county, town and other governmental authorities, be of a dignified character and satisfy such other standards as Landlord may require. The term "sign" shall be deemed to include, without limitation, any form of placard, light or other advertising symbol or object whatsoever, whether of a permanent or temporary nature.

     C-4.02 Tenant shall not cause or permit the placement or other installation of any awning, security gates or bars of any nature in, on or above any window, door or other opening to the Premises without Landlord's prior written consent.

     C-4.03 If the Premises shall not constitute the entire Building and the Premises shall be situated in whole or in part on the ground floor, Tenant shall place a sign on the back door, if any, of the Premises, indicating Tenant's name and the address of the Premises.

     C-4.04 Unless the Premises shall constitute the entire Building, Landlord reserves the right to place a sign or signs on the exterior walls of the Premises and Building, indicating the name and/or business of other tenants in the Building.

     C-4.05 Notwithstanding any other provision of this Lease, Landlord may install a pylon directory sign at the entrance to the Property for the benefit of Tenants. If Tenant elects to place Tenant's name on such pylon sign, Tenant shall be responsible for paying to Landlord its Pro-rata Share of installation by Landlord for such sign.

     Article C-5. Liability for Hazardous Wastes

     C-5.01 Tenant shall not cause or allow to be caused on or about the Premises any Hazardous Environmental Condition (as hereinafter defined), and Tenant shall not store, manufacture, dispose of, process, keep, or maintain at the Premises any substance or material whatsoever which has the potential of being deemed a hazardous substance or material by any governmental jurisdiction or authority including, without limitation, the governmental jurisdictions or authorities described below in the definition of the term Hazardous Environmental Condition. Tenant and Tenant's principals shall indemnify and hold harmless Landlord, its officers, directors, principals, successors and assigns and the Property from and against any and all claims, obligations, liabilities, violations, penalties, fines, governmental orders, suits, causes of action, judgments, damages (civil, criminal or both) and all other costs and expenses of any nature whatsoever including without limitation consultants' fees and attorneys' fees, which may result from any Hazardous Environmental Condition caused in connection with Tenant's use or occupancy of the Premises. The term "Hazardous Environmental Condition" shall mean any condition in, on or under the Premises arising from or in connection with any source or cause whatsoever, including, without limitation, the spilling, leaking, leaching, migration, discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, petroleum or petroleum products, waste materials or other irritants, contaminants, pollutants or other substances of any nature into or upon land, the atmosphere, or any water course or body of water, or ground water whether sudden and accidental or over a course of time, which either (a) has caused or has the potential of causing bodily injury or property damage to any person or thing or (b) is or may hereafter be designated as a "hazardous waste", "hazardous substance", "regulated waste" or "regulated substance" or any other term of similar import by any governmental jurisdiction with authority, including, without limitation, the United States Environmental Protection Agency, the New York Department of Environmental Conservation and/or the Nassau County Department of Health, which requires or may hereafter require the development and implementation of a remedial program, and/or result in the imposition of fines and/or penalties, and/or impose on the Owner of the Premises any obligation whatsoever. The foregoing indemnification shall survive the termination of this Lease, and without limiting the generality of the foregoing, Tenant and Tenant's principals shall indemnify and hold harmless Landlord from and against (i) any and all liens for remedial expenses in favor of any federal, state and/or local governmental authority or municipality and (ii) any and all legal fees and disbursements incurred in connection with defending any suits or proceedings pertaining to a Hazardous Environmental Condition including suits to enforce this Article.

     C-5.02 Landlord and its employees and agents shall have the right to enter the Demised Premises at any time to conduct tests at Tenant's expense and to inspect the Demised Premises. The purpose of any such tests or inspections shall be to determine the condition, specifically the environmental condition, of the Premises and to insure Tenant's compliance with Article C-5.01.

     Article C-6. Miscellaneous

     C-6.01 The Rentable Square Footage of the Premises has been computed by measuring at floor level from the outside exterior walls (or, in the case of any overhang(s) extending from any such wall(s), from the outside, of each such overhang at the furthest point from said exterior wall) and, if the Premises do not constitute the entire Building, the midpoint of demising walls, and the outside (common area side) of demising walls between the Premises and common corridors and areas, if any.